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                                                                    Exhibit 99.1

                   CERTIFICATION OF PAUL N. CLARK PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of ICOS Corporation (the Company) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the Report), I, Paul N. Clark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 5, 2003

/s/ Paul N. Clark
----------------------------
Paul N. Clark
Chairman of the Board of Directors,
Chief Executive Officer and President



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